UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2026

Diversified Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-41870	41-2283606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Corporate Drive Birmingham, Alabama		35242
(Address of Principal Executive Office)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (205) 408-0909
(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered, pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DEC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
On May 6, 2026, Diversified Energy Company (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). At the Company’s Annual Meeting, the Company’s shareholders elected each of the Company’s five director nominees to serve until the Company’s 2027 Annual Meeting of Shareholders. The Company’s shareholders also approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2026. Further, the Company’s shareholders approved on an advisory basis the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement, and an annual advisory vote on compensation of the Company’s named executive officers. In accordance with these results and its previous recommendation, the Company’s Board of Directors determined that future advisory votes on executive compensation will be held annually until the next required advisory vote on the frequency of shareholders votes on the compensation of named executive officers.

(1)Election of Director Nominees

The shareholders elected the director nominees by the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
David E. Johnson	37,027,433	507,190	18,305	5,981,602
Robert Russell Hutson, Jr.	37,006,713	530,249	15,966	5,981,602
Kathryn Z. Klaber	34,637,577	2,893,591	21,760	5,981,602
Martin K. Thomas	36,674,226	860,254	18,448	5,981,602
David J. Turner, Jr.	36,698,854	835,722	18,352	5,981,602

(2)Ratification of Independent Auditor

The shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,483,877	33,369	17,284	-

(3)Advisory Vote on Executive Compensation

The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,892,924	258,439	401,565	5,981,602

(4)Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The shareholders approved, on a non-binding advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers by the following votes:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
36,920,265	28,498	233,475	370,690	5,981,602

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Diversified Energy Company

May 12, 2026	By:	/s/ Benjamin M. Sullivan
Date		Benjamin M. Sullivan
Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary